EXHIBIT 23.1





            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Forms S-3 (File Nos. 33-45787, 33-63376, 33-66098,
33-52257-01 and 33-52503).




                                        /s/ Arthur Andersen LLP
                                        -------------------------
                                        Arthur Andersen LLP


New Orleans, Louisiana
March 23, 1995